Exhibit 99.1

i3 VERTICALS, INC. ANNOUNCES LAUNCH OF

EXCHANGEABLE NOTES OFFERING

NASHVILLE, Tenn. (February 11, 2020) — i3 Verticals, Inc. (Nasdaq: IIIV) (the “Company”) announced today the planned offering by i3 Verticals, LLC (the “Issuer”), a subsidiary of the Company, of $100 million aggregate principal amount of exchangeable senior notes due 2025 (the “Exchangeable Notes”). The offering of the Exchangeable Notes is subject to market and other conditions.

The Issuer also intends to grant to the initial purchasers of the Exchangeable Notes the right to purchase up to an additional $15 million aggregate principal amount of the Exchangeable Notes during a 13-day period beginning on, and including, the first day on which the Exchangeable Notes are issued.

The Exchangeable Notes will be general senior unsecured obligations of the Issuer, guaranteed by the Company.

The Exchangeable Notes will mature on February 15, 2025, unless earlier exchanged, repurchased or redeemed. Prior to the close of business on the business day immediately preceding August 15, 2024, the Exchangeable Notes will be exchangeable only upon satisfaction of certain conditions and during certain periods, and thereafter, the Exchangeable Notes will be exchangeable at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The Exchangeable Notes will be exchangeable on the terms set forth in the indenture into cash, shares of Class A common stock, $0.0001 par value per share of the Company (“Class A common stock”), or a combination of cash and Class A common stock, at the Issuer’s election.

If a fundamental change occurs, holders may require the Issuer to repurchase for cash all or part of their Exchangeable Notes at a repurchase price equal to 100% of the principal amount of the Exchangeable Notes to be repurchased, plus accrued and unpaid interest to, but not including, the fundamental change repurchase date.

The Issuer may not otherwise redeem the Exchangeable Notes prior to February 20, 2023. On or after February 20, 2023, and prior to the 47th scheduled trading day immediately preceding the maturity date, if the last reported sale price per share of Class A common stock has been at least 130% of the exchange price for the Exchangeable Notes for certain specified periods, the Issuer may redeem all or any portion of the Exchangeable Notes for a cash redemption price that is equal to 100% of the principal amount of the Exchangeable Notes to be redeemed plus accrued and unpaid interest on such note to, but not including, the redemption date. The Issuer will, under certain circumstances, increase the exchange rate in respect of notes called for redemption.

In addition, effective upon the issuance of the Exchangeable Notes, the Company and the Issuer will enter into an amendment to the Company’s credit agreement to permit the issuance of the Exchangeable Notes and the Issuer’s and the Company’s entrance into the exchangeable note hedge and warrant transactions described below in connection with the offering of the Exchangeable Notes. The amendment to the credit agreement will provide for, among other things:

•	the issuance of the Exchangeable Notes and the related exchangeable note hedge and warrant transactions;

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•	a decrease in the maximum amount of the Revolving Credit Facility to $275 million;

•	certain changes in the financial covenants in the credit agreement; and

•	certain permitted uses of the proceeds of the Issuer’s revolving credit facility in connection with the Exchangeable Notes.

The Issuer intends to use a portion of the net proceeds of the offering to pay the cost of the exchangeable note hedge transactions described below (such cost net of the proceeds received by the Company upon sale of the warrant transactions described below) and to pay down outstanding borrowings under its senior secured credit facility in connection with the effectiveness of the operative provisions of the amendment to the credit agreement. If the initial purchasers exercise their option to purchase additional Exchangeable Notes, the Issuer intends to repay additional outstanding debt under its senior secured credit facility. In addition, the Issuer intends to enter into additional exchangeable note hedge transactions with the option counterparties (as defined below) and the Company intends to enter into additional warrant transactions with the option counterparties.

In connection with the pricing of the Exchangeable Notes, the Issuer intends to enter into privately negotiated exchangeable note hedge transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The exchangeable note hedge transactions will cover, subject to customary anti-dilution adjustments substantially similar to those applicable to the Exchangeable Notes, the same number of shares of Class A common stock that will initially underlie the Exchangeable Notes. The exchangeable note hedge transactions are expected generally to reduce potential dilution to the Class A common stock and/or offset potential cash payments the Issuer is required to make in excess of the principal amount, in each case, upon any exchange of the Exchangeable Notes. Concurrently with the Issuer’s entry into the exchangeable note hedge transactions, the Company intends to enter into warrant transactions with the option counterparties relating to the same number of shares of Class A common stock, subject to customary anti-dilution adjustments. These warrant transactions could separately have a dilutive effect on the Class A common stock to the extent that the market price per share of Class A common stock exceeds the applicable strike price of the warrants on one or more of the applicable expiration dates unless, subject to the terms of the warrant transactions, the Company elects to cash settle the warrants.

In connection with establishing their initial hedges of the exchangeable note hedge transactions and warrant transactions, the option counterparties and/or their respective affiliates have advised the Issuer and the Company that they expect to purchase Class A common stock or other securities of the Company in secondary market transactions and/or enter into various derivative transactions with respect to the Class A common stock concurrently with or shortly after the pricing of the Exchangeable Notes, including with certain investors in the Exchangeable Notes. This activity could increase (or reduce the size of any decrease in) the market price of Class A common stock or the Exchangeable Notes at that time. In addition, the option counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Class A common stock and/or purchasing or selling shares of Class A common stock or other securities of the Company in secondary market transactions following the pricing of the Exchangeable Notes and prior to the maturity of the Exchangeable Notes (and are likely to do so following exchange of the Exchangeable Notes, during any observation period

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related to an exchange of the Exchangeable Notes or upon any repurchase of Exchangeable Notes by the Issuer (whether upon a fundamental change or otherwise)). The effect, if any, of these activities on the market price of the Class A common stock or the Exchangeable Notes will depend in part on market conditions and cannot be ascertained at this time, but any of these activities could cause or prevent an increase or a decline in the market price of the Class A common stock or the Exchangeable Notes, which could affect the ability of noteholders to exchange Exchangeable Notes and could also affect the amount of cash and/or the number and value of the shares of Class A common stock noteholders receive upon exchange of the Exchangeable Notes.

The Exchangeable Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws. The Exchangeable Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act. The Company has agreed to file registration statement covering resales of the shares of Class A common stock issuable upon exchange of the Exchangeable Notes with the Securities and Exchange Commission (the “SEC”).

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About i3 Verticals

Helping drive the convergence of software and payments, i3 Verticals delivers seamlessly integrated payment and software solutions to small- and medium-sized businesses and other organizations in strategic vertical markets, such as education, non-profit, public sector, property management, and healthcare and to the business-to-business payments market. With a broad suite of payment and software solutions that address the specific needs of its clients in each strategic vertical market, i3 Verticals processed approximately $13.1 billion in total payment volume for the year ended September 30, 2019.

Forward-Looking Statements

This release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this release are forward-looking statements, including any statements regarding guidance and statements of a general economic or industry specific nature. Forward-looking statements give the Company’s current expectations and projections relating to its financial condition, results of operations, guidance, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “could have,” “exceed,” “significantly,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

The forward-looking statements contained in this release are based on assumptions that we have made in light of the Company’s industry experience and its perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the

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circumstances. As you review and consider information presented herein, you should understand that these statements are not guarantees of future performance or results. They depend upon future events and are subject to risks, uncertainties (many of which are beyond the Company’s control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual future performance or results and cause them to differ materially from those anticipated in the forward-looking statements. Certain of these factors and other risks are discussed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and include, but are not limited to: (i) the ability to generate revenues sufficient to maintain profitability and positive cash flow; (ii) competition in the Company’s industry and the ability to compete effectively; (iii) the dependence on non-exclusive distribution partners to market the Company’s products and services; (iv) the ability to keep pace with rapid developments and changes in the Company’s industry and provide new products and services; (v) liability and reputation damage from unauthorized disclosure, destruction or modification of data or disruption of the Company’s services; (vi) technical, operational and regulatory risks related to the Company’s information technology systems and third-party providers’ systems; (vii) reliance on third parties for significant services; (viii) exposure to economic conditions and political risks affecting consumer and commercial spending, including the use of credit cards; (ix) the ability to increase the Company’s existing vertical markets, expand into new vertical markets and execute the Company’s growth strategy; (x) the ability to successfully identify acquisition targets and thereafter to complete and effectively integrate those acquisitions into the Company’s services; (xi) potential degradation of the quality of the Company’s products, services and support; (xii) the ability to retain clients, many of which are small- and medium-sized businesses, which can be difficult and costly to retain; (xiii) the Company’s ability to successfully manage its intellectual property; (xiv) the ability to attract, recruit, retain and develop key personnel and qualified employees; (xv) risks related to laws, regulations and industry standards; (xvi) the Company’s indebtedness and potential increases in its indebtedness; (xvii) operating and financial restrictions imposed by the Company’s senior secured credit facility; (xviii) the Company’s ability to access debt and equity capital markets; and (xix) the risk factors included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2019. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, the Company’s actual results may vary in material respects from those projected in these forward-looking statements.

Any forward-looking statement made by us in this release speaks only as of the date of this release. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Contacts:
Clay Whitson	Paul Maple
Chief Financial Officer	General Counsel
(615) 988-9890	(615) 465-4487
cwhitson@i3verticals.com	pmaple@i3verticals.com

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